SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 4, 2003.



                   BioProgress Technology International, Inc.
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(Exact Name of Registrant as Specified in Charter)



Nevada                              0-24736                       88-0361701
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(State or Other Juris-         (Commission File                 (IRS Employer
diction of Incorporation)        Number)                     Identification No.)



9055 Huntcliff Trace, Atlanta, Georgia                              30350-1735
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (770) 649-1133


                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

On April 4, 2003 BioProgress Technology International, Inc. (the "Company") announced that it will restate its financial results for 2001 and 2000 to correct the accounting for warrants originally issued on December 1, 2000 and subsequently modified on December 1, 2001.

Additional information is included in the press release issued by the Company on April 4, 2003. attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c)      Exhibit No.                        Description
         -----------                        -----------
         99.1                               Press Release dated April 4, 2003.




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





                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.


Date: April 4, 2003.                  By: /s/ Barry J. Muncaster
                                         --------------------------
                                      Name:  Barry J. Muncaster
                                      Title: President



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